Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended March 31,
	2012	2011
REVENUES:
Timber	$155	$141
Real Estate	100	62
Manufacturing	76	67
Other	6	5
Total Revenues	337	275

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	121	107
Real Estate	68	22
Manufacturing	70	61
Other	—	—
Total Cost of Goods Sold	259	190
Selling, General and Administrative	28	28
Total Costs and Expenses	287	218

Other Operating Income (Expense), net	—	3

Operating Income	50	60

Equity Earnings from Timberland Venture	13	14

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	21	21
Interest Expense (Note Payable to Timberland Venture)	14	14
Total Interest Expense, net	35	35

Income before Income Taxes	28	39

Provision (Benefit) for Income Taxes	(1)	1

Net Income	$29	$38

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.18	$0.23
Net Income per Share – Diluted	$0.18	$0.23

Weighted-Average Number of Shares Outstanding
– Basic	161.4	161.8
– Diluted	161.7	162.1

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	March 31, 2012	December 31, 2011
ASSETS
Current Assets:
Cash and Cash Equivalents	$273	$254
Accounts Receivable	38	28
Inventories	50	48
Deferred Tax Asset	6	6
Assets Held for Sale	39	103
Other Current Assets	18	15
	424	454

Timber and Timberlands, net	3,475	3,377
Property, Plant and Equipment, net	135	138
Equity Investment in Timberland Venture	186	201
Deferred Tax Asset	18	17
Investment in Grantor Trusts (at Fair Value)	38	36
Other Assets	38	36
Total Assets	$4,314	$4,259

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$176	$352
Line of Credit	451	348
Accounts Payable	27	25
Interest Payable	24	26
Wages Payable	7	20
Taxes Payable	11	9
Deferred Revenue	23	27
Other Current Liabilities	9	8
	728	815

Long-Term Debt	1,467	1,290
Note Payable to Timberland Venture	783	783
Other Liabilities	105	108
Total Liabilities	3,083	2,996

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 161.5 at March 31, 2012 and 161.3 at December 31, 2011	2	2
Additional Paid-In Capital	2,266	2,261
Retained Earnings (Accumulated Deficit)	(67)	(28)
Treasury Stock, at Cost, Common Shares – 26.9 at March 31, 2012 and 26.9 at December 31, 2011	(938)	(937)
Accumulated Other Comprehensive Income (Loss)	(32)	(35)
Total Stockholders’ Equity	1,231	1,263
Total Liabilities and Stockholders’ Equity	$4,314	$4,259

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended March 31,
(In Millions)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$29	$38
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	27	22
Basis of Real Estate Sold	63	19
Equity Earnings from Timberland Venture	(13)	(14)
Distributions from Timberland Venture	28	28
Deferred Income Taxes	(1)	3
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	7
Timber Deed Acquired	(98)	—
Working Capital Changes	(30)	(30)
Other	3	3
Net Cash Provided By Operating Activities	6	76

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(18)	(12)
Timberlands and Minerals Acquired	(2)	—
Other	(1)	—
Net Cash Used In Investing Activities	(21)	(12)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(68)	(68)
Borrowings on Line of Credit	759	245
Repayments on Line of Credit	(656)	(196)
Debt Issuance Costs	(3)	—
Principal Payments and Retirement of Long-Term Debt	—	(49)
Proceeds from Stock Option Exercises	3	7
Acquisition of Treasury Stock	(1)	(1)
Net Cash Provided By (Used In) Financing Activities	34	(62)

Increase (Decrease) In Cash and Cash Equivalents	19	2
Cash and Cash Equivalents:
Beginning of Period	254	252

End of Period	$273	$254

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data
(Unaudited)

	Quarter Ended March 31,
(In Millions)	2012	2011
Revenues:
Northern Resources	$64	$55
Southern Resources	97	89
Real Estate	100	62
Manufacturing	76	67
Other	6	5
Eliminations	(6)	(3)
Total Revenues	$337	$275

Operating Income (Loss):
Northern Resources	$6	$7
Southern Resources	21	19
Real Estate	30	38
Manufacturing	4	4
Other (A)	5	7
Other Costs and Eliminations, net	(16)	(15)
Total Operating Income	$50	$60

Adjusted EBITDA by Segment: (B)
Northern Resources	$13	$13
Southern Resources	36	31
Real Estate	93	57
Manufacturing	8	7
Other	5	7
Other Costs and Eliminations, net	(16)	(15)
Total	$139	$100

(A) During the first quarter of 2011, the company received a payment of $2 million for the settlement of a dispute that related to certain mineral rights. This amount is reported as Other Operating Gain/(Loss) in our Other Segment and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

Plum Creek Timber Company, Inc
Selected Operating Statistics
(Unaudited)

		2012
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$19				$19
Pulpwood	$/Ton Stumpage	$10				$10
Northern Resources
Sawlog	$/Ton Delivered	$67				$67
Pulpwood	$/Ton Delivered	$42				$42

Lumber (1)	$/MBF	$529				$529
Plywood (1)	$/MSF	$387				$387
Fiberboard (1)	$/MSF	$607				$607

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,340				1,340
Pulpwood	1,000 Tons	1,842				1,842
Total Harvest		3,182	—	—	—	3,182
Northern Resources
Sawlog	1,000 Tons	656				656
Pulpwood	1,000 Tons	452				452
Total Harvest		1,108	—	—	—	1,108

Lumber	MBF	30,199				30,199
Plywood	MSF	53,301				53,301
Fiberboard	MSF	44,701				44,701

		2011
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$20	$19	$20	$20	$19
Pulpwood	$/Ton Stumpage	$10	$9	$9	$9	$9
Northern Resources
Sawlog	$/Ton Delivered	$69	$72	$71	$67	$69
Pulpwood	$/Ton Delivered	$40	$40	$42	$41	$41

Lumber (1)	$/MBF	$533	$529	$493	$515	$518
Plywood (1)	$/MSF	$371	$382	$382	$379	$379
Fiberboard (1)	$/MSF	$608	$608	$607	$611	$608

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,286	1,126	1,289	1,268	4,969
Pulpwood	1,000 Tons	1,494	1,592	1,833	1,903	6,822
Total Harvest		2,780	2,718	3,122	3,171	11,791
Northern Resources
Sawlog	1,000 Tons	506	471	661	681	2,319
Pulpwood	1,000 Tons	478	244	500	458	1,680
Total Harvest		984	715	1,161	1,139	3,999

Lumber	MBF	29,250	29,654	29,979	27,042	115,925
Plywood	MSF	44,156	44,842	41,632	41,803	172,433
Fiberboard	MSF	40,690	43,070	38,485	37,899	160,144

(1) Represents prices at mill level.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Land Sale Statistics
(Unaudited)

	2012
	1st Qtr (1)	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	4,385				4,385
Large Non-strategic	69,770				69,770
Conservation	1,145				1,145
HBU/Recreation	4,030				4,030
Development Properties	—				—
Conservation Easements	n/a				n/a
	79,330	—	—		79,330
Price per Acre
Small Non-strategic	$1,115				$1,115
Large Non-strategic	$1,210				$1,210
Conservation	$1,560				$1,560
HBU/Recreation	$2,140				$2,140
Development Properties	$—				$—
Conservation Easements	$—				$—

Revenue, ($ millions)
Small Non-strategic	$5				$5
Large Non-strategic	$84				$84
Conservation	$2				$2
HBU/Recreation	$9				$9
Development Properties	$—				$—
Conservation Easements	$—				$—
	$100	$—	$—		$100

Basis of Real Estate Sold (4)	$63				$63
	2011
	1st Qtr (2)	2nd Qtr (3)	3rd Qtr	4th Qtr (2)	YTD
Acres Sold
Small Non-strategic	2,560	2,695	11,525	5,385	22,165
Large Non-strategic	30,295	—	—	18,155	48,450
Conservation	335	59,425	370	7,295	67,425
HBU/Recreation	7,795	6,320	24,500	8,680	47,295
Development Properties	—	—	20	—	20
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	40,985	68,440	36,415	39,515	185,355
Price per Acre
Small Non-strategic	$1,015	$1,125	$1,230	$1,345	$1,220
Large Non-strategic	$1,405	$—	$—	$3,300	$2,115
Conservation	$1,685	$1,050	$1,270	$980	$1,050
HBU/Recreation	$2,100	$2,060	$1,950	$2,100	$2,015
Development Properties	$—	$—	$6,405	$—	$6,405
Conservation Easements	$—	$—	$460	$—	$460

Revenue, ($ millions)
Small Non-strategic	$2	$4	$14	$7	$27
Large Non-strategic	$43	$—	$—	$60	$103
Conservation	$1	$62	$—	$7	$70
HBU/Recreation	$16	$13	$48	$19	$96
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$5	$—	$5
	$62	$79	$67	$93	$301

Basis of Real Estate Sold (4)	$19	$24	$14	$19	$76

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the first quarter of 2012, the company sold 69,800 acres of Large Non-strategic lands located in the Florida panhandle area for $84.5 million.

(2) During the first quarter of 2011, the company sold 30,300 acres of Large Non-strategic lands located in Mississippi for $42.6 million. During the fourth quarter of 2011, the company sold 18,200 acres of Large Non-strategic lands located in Oregon for $60 million.

(3) During the second quarter of 2011, the company's Conservation sales consisted primarily of 26,800 acres in Arkansas and Louisiana and 31,500 acres in Florida.

(4) Includes $58 million in the first quarter of 2012 from a 69,800 acre Large Non-strategic sale located in the Florida panhandle area, $8 million in the fourth quarter of 2011 from an 18,200 acre Large Non-strategic sale in Oregon and $13 million in the first quarter of 2011 from a 30,300 acre Large Non-strategic sale in Mississippi.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Debt Maturities Schedule
March 31, 2012
(Unaudited)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2012:
3rd Qtr 2012	$350	—%	(1)
4th Qtr 2012	$3	8.050%
Annual Maturities through 2014:
2013	$250	6.663%	(2)
2014	$3	8.050%

(1) Represents the company's term credit agreement. As of March 31, 2012, the interest rate is based on LIBOR plus 0.375%.

(2) Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.

Exhibit 99.2

Plum Creek Timber Company, Inc
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding equity method earnings, and before interest, taxes, depreciation, depletion, amortization, and basis in lands sold. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in lands sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Three Months Ended March 31, 2012 (In Millions)

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$6	$7	$—	$13
Southern Resources	21	15	—	36
Real Estate	30	—	63	93
Manufacturing	4	4	—	8
Other	5	—	—	5
Other Costs and Eliminations	(16)	—	—	(16)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$50	$26	$63	$139

Reconciliation to Net Income(1)
Interest Expense	(35)
(Provision) / Benefit for Income Taxes	1
Equity Earnings from Unconsolidated Subsidiary	13
Net Income	$29

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$6
Interest Expense				35
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(1)
Working Capital Changes				30
Deferred Income Taxes				1
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				98
Distribution from Timberland Venture				(28)
Other				(3)
Adjusted EBITDA				$139

Exhibit 99.2

	Three Months Ended March 31, 2011 (In Millions)

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$7	$6	$—	$13
Southern Resources	19	12	—	31
Real Estate	38	—	19	57
Manufacturing	4	3	—	7
Other	7	—	—	7
Other Costs and Eliminations	(16)	—	—	(16)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$60	$21	$19	$100

Reconciliation to Net Income(1)
Interest Expense	(35)
(Provision) / Benefit for Income Taxes	(1)
Equity Earnings from Unconsolidated Subsidiary	14
Net Income	$38

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$76
Interest Expense				35
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				1
Working Capital Changes				30
Deferred Income Taxes				(3)
Deferred Revenue from Long-Term Gas Leases				(7)
Distribution from Timberland Venture				(28)
Other				(3)
Adjusted EBITDA				$100

(1) Includes reconciling items not allocated to segments for financial reporting purposes.